UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2018

Southern National Bancorp of Virginia, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive McLean, Virginia 22101
(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2018, the Board of Directors (the “Board”) of Southern National Bancorp of Virginia, Inc. (the “Company” or “Southern National”) appointed Joseph D. Pennington to serve as Chief Financial Officer of the Company, effective April 30, 2018.

Mr. Pennington, 45, most recently served as Vice President and Director of Financial Reporting for the Company. Mr. Pennington was Chief Financial Officer, Treasurer and Secretary of New Peoples Bankshares, Inc. in Honaker, Virginia from February of 2015 until July 2017. From October 2012 until February 2015, Mr. Pennington was a Senior Manager at Elliott Davis Decosimo, LLC, a public accounting firm. Mr. Pennington holds a Bachelor of Science degree in Accounting from West Virginia University and is a certified public accountant.

Mr. Pennington will receive an annual base salary at the rate of $168,000 per year, and he will be eligible for an annual bonus at the discretion of the Board. In addition, Mr. Pennington will receive 4,000 shares of restricted stock that will vest ratably over five years, subject to his continued employment with the Company.

There are no familial relationships between Mr. Pennington and any director or executive officer of the Company. Finally, Mr. Pennington has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Also on April 20, 2018, the Board appointed Robyn Reid as Controller of the Company, effective April 30, 2018.

A copy of the press release announcing Southern National’s appointment of Mr. Pennington and Ms. Reid is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

	By:	/s/ Joe A. Shearin
April 24, 2018		Joe A. Shearin
Chief Executive Officer